UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22083

Fidelity Central Investment Portfolios II LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.

Reports to Stockholders

Fidelity® International Credit Central Fund Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® International Credit Central Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Credit Central Fund on June 13, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD) performed over the same period.

Period Ending Values
$10,220	Fidelity® International Credit Central Fund
$10,181	Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds rose strongly in 2017, lifted by a weaker U.S. dollar relative to most major currencies, as well as by tightening credit spreads. The unhedged Bloomberg Barclays Global Aggregate Bond Index gained 7.39% for the year, supported by stable credit outlooks for many issuers, fairly benign inflation and historically low yields. By region, U.S. bonds – the largest weighting within the index – spent the majority of the year in recovery mode following a steep post-election sell-off in late 2016, as it became clear that changes to tax, health care and fiscal policies proposed by the Trump administration would take time to develop and implement. European bonds meaningfully outpaced bonds in the U.S., according to Bloomberg Barclays, driven by currency effects, continued economic stimulus by the European Central Bank and strong demand for bonds issued by several periphery countries. The Asia-Pacific region lagged slightly, as Japan’s mounting debt seemed to weigh on demand for new issues there. Elsewhere, Canada also had a strong showing, benefiting from a robust return for its corporate bonds – particularly among issuers in the utility and industrial sectors.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  Since its inception on June 13, 2017 through December 31, 2017, the fund gained 2.20%, outperforming the 1.81% advance of the Bloomberg Barclays Global Aggregate Credit ex U.S. Index Hedged (USD). Versus the benchmark, performance mainly was driven by our individual bond picks. Positioning along the yield curve also contributed to the fund’s relative result. Within corporates, holding eurozone and U.K. subordinated bank bonds added meaningfully, as did certain bonds of European real estate investment companies. Elsewhere, the bonds of specific government-related agencies, including Mexico's Petroleos Mexicanos, added value, as did exposure to Indonesia's sovereign debt. We reduced the fund's exposure to corporate bonds late in the period and, by period end, had slightly boosted holdings of sovereigns and foreign government-related agencies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Curt Hollingsworth retired from Fidelity at the end of 2017, leaving Michael Foggin and Andrew Lewis as Co-Managers of the fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2017
United States of America	28.3%
United Kingdom	16.3%
Netherlands	12.6%
France	5.2%
British Virgin Islands	3.8%
Switzerland	3.7%
Mexico	3.6%
Germany	3.4%
Luxembourg	3.3%
Other	19.8%

Percentages are based on country or territory of incorporation and include the effect of foreign currency contracts, futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within the United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2017
U.S. Government and U.S. Government Agency Obligations	5.3%
AAA	1.6%
AA	2.3%
A	16.4%
BBB	37.3%
BB and Below	18.7%
Not Rated	6.7%
Equities	0.7%
Short-Term Investments and Net Other Assets	11.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2017 *,**
Corporate Bonds	65.8%
U.S. Government and U.S. Government Agency Obligations	5.3%
Foreign Government and Government Agency Obligations	5.3%
Other Investments	12.6%
Short-Term Investments and Net Other Assets (Liabilities)	11.0%

 * Futures and Swaps - 3.6%

 ** Foreign Currency Contracts - (75.8)%

Investments December 31, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 65.8%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.5% 3/23/21 (Reg. S)		$450,000	$508,950
Australia - 0.5%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(c)		500,000	508,735
Bailiwick of Jersey - 1.5%
Heathrow Funding Ltd. 6% 3/20/20	GBP	1,040,000	1,546,464
Belgium - 0.7%
Anheuser-Busch InBev SA NV 1.75% 3/7/25 (Reg. S)	GBP	590,000	788,027
British Virgin Islands - 3.8%
Proven Glory Capital Ltd. 3.25% 2/21/22 (Reg. S)		995,000	991,257
Sinopec Group Overseas Development 2.5% 9/13/22 (Reg. S)		2,000,000	1,947,968
Sinopec Group Overseas Development (2015) Ltd. 1% 4/28/22 (Reg. S)	EUR	890,000	1,080,116

TOTAL BRITISH VIRGIN ISLANDS			4,019,341

Cayman Islands - 1.3%
Banco Do Brasil SA 4.625% 1/15/25 (d)		500,000	494,165
Three Gorges Finance II (Cayman Islands) Ltd. 1.3% 6/21/24 (Reg. S)	EUR	750,000	905,823

TOTAL CAYMAN ISLANDS			1,399,988

Curacao - 0.5%
Teva Pharmaceutical Finance IV BV 2.875% 4/15/19	EUR	400,000	485,939
Denmark - 3.0%
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	1,225,000	1,603,796
TDC A/S 3.5% 2/26/3015 (Reg. S) (c)	EUR	465,000	582,767
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	820,000	1,044,215

TOTAL DENMARK			3,230,778

France - 1.5%
Lagardere S.C.A. 1.625% 6/21/24 (Reg. S)	EUR	1,300,000	1,548,537
Germany - 3.4%
alstria office REIT-AG 1.5% 11/15/27 (Reg. S)	EUR	2,200,000	2,568,879
TLG Immobilien AG 1.375% 11/27/24 (Reg. S)	EUR	900,000	1,075,622

TOTAL GERMANY			3,644,501

Ireland - 2.6%
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (c)	EUR	1,025,000	1,337,293
Aquarius + Investments PLC for Swiss Reinsurance Co. Ltd. 6.375% 9/1/24 (c)		1,400,000	1,470,000

TOTAL IRELAND			2,807,293

Italy - 1.3%
UniCredit SpA 6.375% 5/2/23 (Reg. S) (c)		975,000	986,433
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	354,000	413,440

TOTAL ITALY			1,399,873

Luxembourg - 3.3%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	1,340,000	1,599,760
Altice SA 7.25% 5/15/22 (Reg. S)	EUR	200,000	243,109
SELP Finance SARL 1.25% 10/25/23 (Reg. S)	EUR	1,350,000	1,625,166

TOTAL LUXEMBOURG			3,468,035

Mexico - 3.6%
BBVA Bancomer SA 7.25% 4/22/20 (Reg. S)		910,000	983,938
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		470,000	502,900
Petroleos Mexicanos 2.5% 8/21/21 (Reg. S)	EUR	1,850,000	2,329,392

TOTAL MEXICO			3,816,230

Netherlands - 9.2%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		1,400,000	1,441,126
Brenntag Finance BV 1.125% 9/27/25 (Reg. S)	EUR	875,000	1,042,199
Compass Group International BV 0.625% 7/3/24 (Reg. S)	EUR	950,000	1,130,279
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		650,000	705,978
Deutsche Annington Finance BV 5% 10/2/23 (d)		950,000	1,006,341
Mylan NV 2.25% 11/22/24 (Reg. S)	EUR	495,000	617,688
Petrobras Global Finance BV 6.125% 1/17/22		1,655,000	1,756,369
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	600,000	704,942
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	250,000	284,957
1.25% 3/31/23 (Reg. S)	EUR	450,000	492,267
Volkswagen International Finance NV 2.7%(Reg. S) (b)(c)	EUR	500,000	617,907

TOTAL NETHERLANDS			9,800,053

Spain - 1.4%
CaixaBank SA:
2.75% 7/14/28 (Reg. S) (c)	EUR	400,000	488,395
5% 11/14/23 (Reg. S) (c)	EUR	800,000	996,807

TOTAL SPAIN			1,485,202

Sweden - 1.8%
Securitas AB 1.125% 2/20/24 (Reg. S)	EUR	1,600,000	1,928,472
Switzerland - 3.7%
Credit Suisse Group AG 5.75% 9/18/25 (Reg. S) (c)	EUR	1,850,000	2,517,352
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	1,060,000	1,424,462

TOTAL SWITZERLAND			3,941,814

United Kingdom - 10.2%
Annington Funding PLC 2.646% 7/12/25 (Reg. S)	GBP	800,000	1,098,388
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	400,000	556,885
HSBC Holdings PLC 2.256% 11/13/26 (Reg. S) (c)	GBP	1,000,000	1,354,414
Imperial Tobacco Finance PLC 8.125% 3/15/24	GBP	550,000	995,773
Leeds Building Society 0.5% 7/3/24 (Reg. S)	EUR	1,450,000	1,730,617
Pennon Group PLC 2.875% (Reg. S) (b)(c)	GBP	450,000	611,760
SKY PLC 2.25% 11/17/25 (Reg. S)	EUR	830,000	1,081,869
TalkTalk Telecom Group PLC 5.375% 1/15/22 (Reg. S)	GBP	200,000	262,996
Tesco PLC:
5% 3/24/23	GBP	350,000	531,127
6.125% 2/24/22	GBP	170,000	264,591
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	100,000	142,041
4.5% 9/7/23 (Reg. S)	GBP	560,000	789,500
Vodafone Group PLC 7.875% 2/15/30		550,000	746,992
Western Power Distribution 3.875% 10/17/24 (Reg. S)	GBP	140,000	211,119
Western Power Distribution (East Midlands) PLC 5.25% 1/17/23	GBP	325,000	512,767

TOTAL UNITED KINGDOM			10,890,839

United States of America - 12.0%
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36		925,000	1,037,345
Bank of America Corp. 1.776% 5/4/27 (Reg. S) (c)	EUR	1,775,000	2,220,695
Bat Capital Corp. 2.125% 8/15/25	GBP	900,000	1,209,509
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,125,000	1,464,135
Chesapeake Energy Corp. 6.125% 2/15/21		530,000	536,625
Citigroup, Inc. 5.125% 12/12/18	GBP	115,000	161,199
DCP Midstream LLC 4.75% 9/30/21 (d)		100,000	103,250
Goldman Sachs Group, Inc.:
1.25% 5/1/25 (Reg. S)	EUR	635,000	767,560
2% 7/27/23 (Reg. S)	EUR	1,680,000	2,140,708
Morgan Stanley 1% 12/2/22	EUR	1,775,000	2,173,344
Time Warner Cable, Inc. 4.5% 9/15/42		1,040,000	974,959

TOTAL UNITED STATES OF AMERICA			12,789,329

TOTAL NONCONVERTIBLE BONDS
(Cost $67,180,026)			70,008,400

U.S. Government and Government Agency Obligations - 5.3%
U.S. Treasury Obligations - 5.3%
U.S. Treasury Bonds:
2.5% 2/15/45 (e)		$175,000	$166,644
3% 5/15/47 (f)		1,095,000	1,149,979
4.5% 2/15/36		100,000	128,648
U.S. Treasury Notes:
2% 5/31/24 (e)(f)		1,000,000	981,104
2.375% 5/15/27 (f)		3,200,000	3,189,897
			5,616,272
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,642,888)			5,616,272

Foreign Government and Government Agency Obligations - 5.3%
Indonesia - 3.0%
Indonesian Republic 2.625% 6/14/23	EUR	$2,505,000	$3,246,074
United Kingdom - 2.3%
United Kingdom, Great Britain and Northern Ireland:
1.5% 7/22/47	GBP	455,000	578,083
4.25% 3/7/36(f)	GBP	960,000	1,821,828

TOTAL UNITED KINGDOM			2,399,911

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,255,394)			5,645,985
		Shares	Value

Nonconvertible Preferred Stocks - 0.7%
United Kingdom - 0.7%
Nationwide Building Society 10.25%
(Cost $667,935)		3,207	680,340
		Principal Amount(a)	Value

Preferred Securities - 11.9%
Canada - 0.5%
Bank of Nova Scotia 4.65% (b)(c)		500,000	502,199
France - 3.7%
BNP Paribas SA 6.75% (Reg. S) (b)(c)		450,000	496,271
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(c)	EUR	800,000	1,111,713
Credit Agricole SA 8.125% 9/19/33 (Reg. S) (c)		925,000	981,603
Danone SA 1.75% (Reg. S) (b)(c)	EUR	400,000	483,775
Total SA 2.625% (Reg. S) (b)(c)	EUR	675,000	870,012

TOTAL FRANCE			3,943,374

Italy - 1.2%
Assicurazioni Generali SpA 6.416% (b)(c)	GBP	850,000	1,335,251
Netherlands - 3.4%
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)	EUR	570,000	846,715
Telefonica Europe BV 6.5% (Reg. S) (b)(c)	EUR	1,700,000	2,167,593
Volkswagen International Finance NV 2.5%(Reg. S) (b)(c)	EUR	450,000	564,534

TOTAL NETHERLANDS			3,578,842

United Kingdom - 3.1%
Aviva PLC 6.125% (b)(c)	GBP	680,000	1,068,004
Barclays Bank PLC 7.625% 11/21/22		475,000	542,040
Barclays PLC 7.875% (Reg. S) (b)(c)	GBP	560,000	842,144
HSBC Holdings PLC 5.25% (b)(c)	EUR	600,000	806,580

TOTAL UNITED KINGDOM			3,258,768

TOTAL PREFERRED SECURITIES
(Cost $12,086,516)			12,618,434
		Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 1.36% (g)
(Cost $2,473,375)		2,472,880	2,473,375

Purchased Swaptions - 0.0%(h)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 2.625% on a credit default swap with BNP Paribas to buy protection on the 5-Year iTraxx Europe Crossover Series 28 Index expiring December 2022, paying 5% quarterly	1/17/18	EUR 11,500,000	$11,900
TOTAL PURCHASED SWAPTIONS
(Cost $72,078)			11,900
TOTAL INVESTMENT IN SECURITIES - 91.3%
(Cost $93,378,212)			97,054,706
NET OTHER ASSETS (LIABILITIES) - 8.7%			9,245,079
NET ASSETS - 100%			$106,299,785

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	9	March 2018	$906,979	$(6,663)	$(6,663)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	11	March 2018	2,162,682	(52,874)	(52,874)
TSE 10 Year Japanese Government Bond Index Contracts (Japan)	1	March 2018	1,338,185	(702)	(702)
TOTAL BOND INDEX CONTRACTS					(60,239)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	29	March 2018	3,597,359	(19,964)	(19,964)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	38	March 2018	8,136,156	(17,878)	(17,878)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	57	March 2018	6,621,352	(25,637)	(25,637)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	11	March 2018	1,683,000	5,966	5,966
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	5	March 2018	838,281	7,573	7,573
TME 10 Year Canadian Note Contracts (Canada)	23	March 2018	2,466,142	(34,197)	(34,197)
TOTAL TREASURY CONTRACTS					(84,137)

TOTAL PURCHASED					(144,376)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	81	March 2018	12,790,893	51,612	51,615
Eurex Euro-Bund Contracts (Germany)	17	March 2018	3,297,860	14,598	14,598
ICE Long Gilt Contracts (United Kingdom)	2	March 2018	337,970	(4,237)	(4,237)
TOTAL SOLD					61,976
TOTAL FUTURES CONTRACTS					$(82,400)

The notional amount of futures purchased as a percentage of Net Assets is 26.1%

The notional amount of futures sold as a percentage of Net Assets is 15.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $46,767,524.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
GBP	73,000	USD	98,653	Goldman Sachs Bank USA	1/3/18	$(92)
USD	7,108,080	CZK	153,392,358	BNP Paribas	1/8/18	(97,665)
USD	1,837,642	CZK	39,735,329	Citibank, N.A.	1/8/18	(28,961)
USD	1,102,613	CZK	23,783,359	Goldman Sachs Bank USA	1/8/18	(14,632)
CAD	26,000	USD	20,224	Goldman Sachs Bank USA	2/23/18	475
EUR	1,405,000	USD	1,670,580	Canadian Imperial Bank of Commerce	2/23/18	20,314
EUR	66,000	USD	78,449	Citibank, N.A.	2/23/18	981
EUR	924,000	USD	1,094,219	Citibank, N.A.	2/23/18	17,799
EUR	71,000	USD	84,182	Credit Suisse Intl.	2/23/18	1,266
EUR	31,000	USD	36,751	JPMorgan Chase Bank, N.A.	2/23/18	557
EUR	1,590,000	USD	1,887,406	JPMorgan Chase Bank, N.A.	2/23/18	26,132
EUR	105,000	USD	125,141	Royal Bank Of Canada	2/23/18	1,225
GBP	463,000	USD	609,710	Citibank, N.A.	2/23/18	16,454
GBP	2,921,000	USD	3,941,545	JPMorgan Chase Bank, N.A.	2/23/18	8,837
USD	14,804	AUD	19,000	Deutsche Bank AG	2/23/18	(20)
USD	19,179	AUD	25,000	State Street Bank And Tr Co	2/23/18	(326)
USD	17,235	CAD	22,000	Bank Of America NA	2/23/18	(279)
USD	8,730	CAD	11,000	Canadian Imperial Bank of Commerce	2/23/18	(27)
USD	33,136	CAD	42,000	JPMorgan Chase Bank, N.A.	2/23/18	(301)
USD	3,153	CAD	4,000	JPMorgan Chase Bank, N.A.	2/23/18	(31)
USD	124,761	EUR	104,000	Canadian Imperial Bank of Commerce	2/23/18	(401)
USD	848,202	EUR	713,000	Canadian Imperial Bank of Commerce	2/23/18	(9,881)
USD	928,404	EUR	779,000	Credit Suisse Intl.	2/23/18	(9,109)
USD	302,798	EUR	256,000	Goldman Sachs Bank USA	2/23/18	(5,293)
USD	99,273	EUR	84,000	Goldman Sachs Bank USA	2/23/18	(1,819)
USD	51,561,446	EUR	43,904,763	JPMorgan Chase Bank, N.A.	2/23/18	(1,277,190)
USD	1,870,107	EUR	1,593,000	JPMorgan Chase Bank, N.A.	2/23/18	(47,041)
USD	100,131	EUR	84,000	JPMorgan Chase Bank, N.A.	2/23/18	(962)
USD	369,327	EUR	315,000	State Street Bank And Tr Co	2/23/18	(9,770)
USD	194,567	EUR	164,000	State Street Bank And Tr Co	2/23/18	$(2,805)
USD	571,562	GBP	425,000	Citibank, N.A.	2/23/18	(3,212)
USD	93,811	GBP	71,000	Credit Suisse Intl.	2/23/18	(2,210)
USD	135,509	GBP	102,000	Credit Suisse Intl.	2/23/18	(2,437)
USD	173,257	GBP	128,000	Goldman Sachs Bank USA	2/23/18	148
USD	20,444,555	GBP	15,416,821	JPMorgan Chase Bank, N.A.	2/23/18	(405,270)
USD	298,682	GBP	223,000	JPMorgan Chase Bank, N.A.	2/23/18	(2,905)
USD	149,692	GBP	113,000	Royal Bank Of Canada	2/23/18	(3,130)
USD	4,439	JPY	500,000	State Street Bank And Tr Co	2/23/18	(10)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(1,831,591)
					Unrealized Appreciation	94,188
					Unrealized Depreciation	(1,925,779)

For the period, the average contract value for forward foreign currency contracts in the aggregate was $84,379,792. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Accor SA		Jun. 2022	BNP Paribas	(1%)	Quarterly	EUR 890,000	$(22,443)	$14,379	$(8,064)
Assicurazioni Generali Spa		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	4,139	(29,024)	(24,885)
Energias De Portugal SA		Jun. 2022	JPMorgan Chase Bank, N.A.	(5%)	Quarterly	EUR 1,050,000	(255,262)	243,322	(11,940)
Gas Natural Capital Markets SA		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(48,331)	35,353	(12,978)
Royal Bank Of Scotland Group PLC		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,300,000	(27,511)	(25,675)	(53,186)
Santander Issuances SA Unipersonal		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 475,000	1,983	(16,759)	(14,776)
Standard Chartered Bank		Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(20,154)	(14,221)	(34,375)
TOTAL BUY PROTECTION							(367,579)	207,375	(160,204)
Sell Protection
Intesa Sanpaolo SpA	Ba1	Jun. 2022	Goldman Sachs Bank USA	1%	Quarterly	EUR 550,000	(17,024)	42,785	25,761

TOTAL CREDIT DEFAULT SWAPS							$(384,603)	$250,160	$(134,443)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CZK – Czech Republic koruna

EUR – European Monetary Unit

GBP – British pound

JPY – Japanese yen

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security is perpetual in nature with no stated maturity date.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,603,756 or 1.5% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $327,920.

 (f) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,773,976.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) For the period, the average monthly notional amount for purchased swaptions was $15,428,686.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$33,339
Total	$33,339

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$680,340	$--	$680,340	$--
Corporate Bonds	70,008,400	--	70,008,400	--
U.S. Government and Government Agency Obligations	5,616,272	--	5,616,272	--
Foreign Government and Government Agency Obligations	5,645,985	--	5,645,985	--
Preferred Securities	12,618,434	--	12,618,434	--
Money Market Funds	2,473,375	2,473,375	--	--
Purchased Swaptions	11,900	--	11,900	--
Total Investments in Securities:	$97,054,706	$2,473,375	$94,581,331	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$94,188	$--	$94,188	$--
Futures Contracts	79,752	79,752	--	--
Swaps	6,122	--	6,122	--
Total Assets	$180,062	$79,752	$100,310	$--
Liabilities
Forward Foreign Currency Contracts	$(1,925,779)	$--	$(1,925,779)	$--
Futures Contracts	(162,152)	(162,152)	--	--
Swaps	(390,725)	--	(390,725)	--
Total Liabilities	$(2,478,656)	$(162,152)	$(2,316,504)	$--
Total Derivative Instruments:	$(2,298,594)	$(82,400)	$(2,216,194)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$11,900	$0
Swaps(b)	6,122	(390,725)
Total Credit Risk	18,022	(390,725)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	94,188	(1,925,779)
Total Foreign Exchange Risk	94,188	(1,925,779)
Interest Rate Risk
Futures Contracts(d)	79,752	(162,152)
Total Interest Rate Risk	79,752	(162,152)
Total Value of Derivatives	$191,962	$(2,478,656)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
JPMorgan Chase Bank, N.A.	$35,526	$(1,988,962)	$--	$1,688,909	$(264,527)
Citibank, N.A.	35,234	(32,173)	--	--	3,061
Canadian Imperial Bank of Commerce	20,314	(10,309)	--	--	10,005
BNP Paribas SA	11,900	(120,108)	--	--	(108,208)
Goldman Sachs Bank USA	6,745	(134,856)	--	85,067	(43,044)
Credit Suisse Intl.	1,266	(13,756)	--	--	(12,490)
Royal Bank Of Canada	1,225	(3,130)	--	--	(1,905)
Bank Of America NA	--	(279)	--	--	(279)
Deutsche Bank AG	--	(20)	--	--	(20)
State Street Bank And Tr Co	--	(12,911)	--	--	(12,911)
Exchange Traded Futures	79,752	(162,152)	--	82,400	--
Total	$191,962	$(2,478,656)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $90,904,837)	$94,581,331
Fidelity Central Funds (cost $2,473,375)	2,473,375
Total Investment in Securities (cost $93,378,212)		$97,054,706
Cash		11,116
Foreign currency held at value (cost $10,239,195)		10,442,516
Unrealized appreciation on forward foreign currency contracts		94,188
Receivable for fund shares sold		278,917
Dividends receivable		1,454
Interest receivable		935,525
Distributions receivable from Fidelity Central Funds		2,811
Receivable for daily variation margin on futures contracts		14,895
Bi-lateral OTC swaps, at value		6,122
Total assets		108,842,250
Liabilities
Payable for investments purchased	$188,264
Unrealized depreciation on forward foreign currency contracts	1,925,779
Payable for fund shares redeemed	36,001
Bi-lateral OTC swaps, at value	390,725
Other payables and accrued expenses	1,696
Total liabilities		2,542,465
Net Assets		$106,299,785
Net Assets consist of:
Paid in capital		$105,444,913
Distributions in excess of net investment income		(1,038,354)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		40,164
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,853,062
Net Assets, for 1,065,131 shares outstanding		$106,299,785
Net Asset Value, offering price and redemption price per share ($106,299,785 ÷ 1,065,131 shares)		$99.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 13, 2017 (commencement of operations) to December 31, 2017
Investment Income
Dividends		$234,284
Interest		966,716
Income from Fidelity Central Funds		33,339
Total income		1,234,339
Expenses
Custodian fees and expenses	$6,052
Independent directors' fees and expenses	182
Total expenses before reductions	6,234
Expense reductions	(541)	5,693
Net investment income (loss)		1,228,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,289,004
Forward foreign currency contracts	(2,303,004)
Foreign currency transactions	295,145
Futures contracts	(164,398)
Swaps	34,922
Total net realized gain (loss)		(848,331)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	3,676,494
Forward foreign currency contracts	(1,831,591)
Assets and liabilities in foreign currencies	225,002
Futures contracts	(82,400)
Swaps	(134,443)
Total change in net unrealized appreciation (depreciation)		1,853,062
Net gain (loss)		1,004,731
Net increase (decrease) in net assets resulting from operations		$2,233,377

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 13, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,228,646
Net realized gain (loss)	(848,331)
Change in net unrealized appreciation (depreciation)	1,853,062
Net increase (decrease) in net assets resulting from operations	2,233,377
Distributions to shareholders from net investment income	(947,273)
Distributions to shareholders from net realized gain	(431,232)
Distributions to shareholders from tax return of capital	(1,084,812)
Total distributions	(2,463,317)
Affiliated share transactions
Proceeds from sales of shares	106,046,457
Reinvestment of distributions	2,463,317
Cost of shares redeemed	(1,980,049)
Net increase (decrease) in net assets resulting from share transactions	106,529,725
Total increase (decrease) in net assets	106,299,785
Net Assets
Beginning of period	–
End of period	$106,299,785
Other Information
Distributions in excess of net investment income end of period	$(1,038,354)
Shares
Sold	1,060,104
Issued in reinvestment of distributions	24,711
Redeemed	(19,684)
Net increase (decrease)	1,065,131

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Credit Central Fund

Years ended December 31,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$100.00
Income from Investment Operations
Net investment income (loss)B	1.214
Net realized and unrealized gain (loss)	.970
Total from investment operations	2.184
Distributions from net investment income	(.922)
Distributions from net realized gain	(.415)
Tax return of capital	(1.047)
Total distributions	(2.384)
Net asset value, end of period	$99.80
Total ReturnC,D	2.20%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%G
Expenses net of fee waivers, if any	.01%G
Expenses net of all reductions	.01%G
Net investment income (loss)	2.17%G
Supplemental Data
Net assets, end of period (000 omitted)	$106,300
Portfolio turnover rateH	85%G

 A For the period June 13, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity International Credit Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios II LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy.

For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Options traded over-the-counter are valued using broker-supplied valuations and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swap agreements, foreign currency transactions, market discount, tax return of capital distribution, and losses deferred due to excise tax regulations.

For the period ended December 31, 2017, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,982,897
Gross unrealized depreciation	(472,661)
Net unrealized appreciation (depreciation)	$3,510,236
Tax Cost	$93,120,575

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$895,183

The Fund intends to elect to defer to its next fiscal year $3,035 of capital losses recognized during the period November 1, 2017 to December 31, 2017.

The Fund intends to elect to defer to its next fiscal year $37,276 of ordinary losses recognized during the period November 1, 2017 to December 31, 2017.

The tax character of distributions paid was as follows:

December 31, 2017(a)
Ordinary Income	$1,378,505
Tax return of capital	1,084,812
Total	$2,463,317

 (a) For the period June 13, 2017 (commencement of operations) to December 31, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(191,937)	$(60,178)
Swaps	34,922	(134,443)
Total Credit Risk	(157,015)	(194,621)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(2,303,004)	(1,831,591)
Interest Rate Risk
Futures Contracts	(164,398)	(82,400)
Totals	$(2,624,417)	$(2,108,612)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and also to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $122,650,983 and $38,642,085, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Expense Reductions.

The investment adviser has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $88.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $453.

8. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios II LLC and the Shareholders of Fidelity International Credit Central Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Credit Central Fund (one of the funds constituting Fidelity Central Investment Portfolios II LLC, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 13, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the period June 13, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2018
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the trust for central funds housed in Fidelity Central Investment Portfolios II LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 238 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios II LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2007

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2007

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2017

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as Chief Investment Officer of FMR's Bond Group (2017-present) and is an employee of Fidelity Investments (2001-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Actual	.0108%	$1,000.00	$1,026.20	$.06
Hypothetical-C		$1,000.00	$1,025.15	$.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates $287,125 of distributions paid during the period June 13, 2017 to December, 31, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ICF-ANN-0218
1.9882753.100

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Fidelity Central Investment Portfolios II LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity International Credit Central Fund (the “Fund”):

Services Billed by PwC

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Credit Central Fund	$75,000	$3,400	$4,800	$1,700

December 31, 2016 Fees

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Credit Central Fund	$-	$-	$-	$-

A Amounts may reflect rounding

B Fidelity International Credit Central Fund commenced operations on June 13, 2017.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with

FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2017A,B	December 31, 2016
Audit-Related Fees	$8,470,000	$-
Tax Fees	$160,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity International Credit Central Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2017A,B	December 31, 2016
PwC	$10,725,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity International Credit Central Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios II LLC

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2018